UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10001

Oppenheimer Main Street Select Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2015

Item 1.	Reports to Stockholders.

Annual Report 7/31/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Main Street Select Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Index	Russell 1000 Index	S&P 500 Index
1-Year	6.67%	0.54%	11.28%	11.24%	11.21%
5-Year	13.15	11.82	16.35	16.45	16.24
10-Year	6.50	5.87	7.90	7.93	7.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 6.67% during the reporting period. On a relative basis, the Fund underperformed the Russell 3000 Index (the “Index”), the Russell 1000 Index and the S&P 500 Index, which returned 11.28%, 11.24% and 11.21%, respectively. The Fund’s underperformance relative to the Index stemmed from less favorable stock selection in the industrials, energy and financials sectors. The Fund outperformed the Index within the materials, health care and information technology, due to stock selection.

MARKET OVERVIEW

In 2014, domestic equity — as an asset class — distinguished itself as stocks appreciated in value across all capitalizations. During the year, the U.S. economy provided a favorable backdrop for the positive performance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions, many companies were able to demonstrate ongoing improvement with the majority beating market expectations

— on both the top and bottom lines. The ride throughout the year, however, was anything but smooth. Macro influences — particularly the strengthening dollar, flattening yield curve, and tumbling oil prices — played a significant role in determining which equities did and did not perform well. Accommodation by the Federal Reserve (the “Fed”) — which officially ended its bond-buying stimulus program in October 2014 — helped to fuel demand for high dividend paying stocks such as utilities and real estate

  COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER MAIN STREET SELECT FUND

investment trusts (REITs). A step-up in merger and acquisition (M&A) activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined — hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind — especially for multi-national companies where translation from local currencies to the U.S. dollar negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks — mostly concentrated in Ukraine and Russia, combined with the ever-present turmoil in the Middle East — caused investors to fret, resulting in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic, at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. Though volatility remained below historical averages, these issues caused it to spike on a number of occasions during 2014.

So far in 2015, foreign exchange headwinds, declining energy prices, questions as to when the Fed would finally move to raise interest rates, and Greece’s debt crisis dominated the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials stocks. Health care stocks continued to perform positively. In addition to high levels of M&A activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes for how much longer. Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

FUND REVIEW

Top performing stocks this reporting period included Allergan plc (previously named Actavis), Apple, Inc. and Vulcan Materials Co. During the reporting period, specialty pharmaceutical company Actavis, with exposure to both generic and branded drugs, continued to augment its growth potential with the closure of its acquisition of Allergan. The company was re-named Allergan during the reporting period. Apple continued to perform well as the continued success of the iPhone 6, excitement surrounding the introduction of the new Apple Watch, and an increased dividend and buyback program resulted in strong relative performance. Shares of Vulcan Materials, a provider of aggregates, delivered strong results as construction demand continued to improve.

4        OPPENHEIMER MAIN STREET SELECT FUND

Additionally, management issued an optimistic outlook for the company’s growth over the next several years, which resulted in rising investor sentiment.

Detractors from performance this reporting period included energy stocks Noble Energy, Inc., National Oilwell Varco, Inc. and Chevron Corp. These stocks experienced declines—along with most energy-related stocks—due to the decline in oil prices. Noble Energy is a global exploration and production energy company. In addition to the decline in oil prices, investors reacted unfavorably to the company’s announced merger with Rosetta Resources. While there may be concerns regarding future execution, we believe the merger can better position the company to grow onshore domestic operations. Consequently, we maintained our holdings in this stock. National Oilwell is a worldwide supplier of equipment and components to the energy sector. The company’s management revised the outlook for earnings downward. As oil prices have fallen, many of the company’s customers have decreased spending expectations, thereby negatively impacting the projected growth of National Oilwell’s products and services. Though Chevron’s earnings results were mostly in-line with consensus – with strong refining operations helping to offset lower oil prices – concerns about disappointing cash generation, combined with a high cash spend rate, negatively impacted sentiment. We exited our positions in National Oilwell Varco and Chevron.

STRATEGY & OUTLOOK

While financial engineering, as exemplified by the robust repurchase of shares and a step-up in M&A activities, is expected to augment earnings per share growth in the short term, neither lead to long-term growth. These behaviors, though rational due to the supply of “cheap” money resulting from the easy monetary policies across most Central Banks globally, do not lead to sustainable fundamental economic improvements. We believe only real investments, such as capital spending and research and development, ultimately lead to viable growth over the longer run. These issues remain a concern of the Main Street team and we continue to emphasize investing in companies that are effectively allocating capital for both short-term and long-term sustainable fundamental growth.

We remain alert to disruption—both through product innovation and, increasingly, due to business model and/or process dislocations. Examples include Amazon’s dramatic impact on how goods and services are sold to customers, and how the Affordable Care Act is changing the winners and losers within health care. These disruptors pose both threats and opportunities, and our research is increasingly focused on distinguishing between the two.

Though equity market valuations are a bit above historical averages at period end, a higher valuation level might be justified should profitability remain strong and interest rates remain low. Given our outlook that

5        OPPENHEIMER MAIN STREET SELECT FUND

inflation will remain tame and, therefore, interest rates are unlikely to rise dramatically over the immediate future, we are not expecting a significant contraction in the market’s multiple; however, there is little margin for error.

Regardless, we remain focused on seeking to build an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial

Magnus Krantz Portfolio Manager

Joy Budzinski Portfolio Manager

resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Benjamin Ram Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	5.7%
Citigroup, Inc.	4.7
Allergan plc	4.4
American International Group, Inc.	4.4
Merck & Co., Inc.	4.4
General Electric Co.	4.1
Google, Inc., Cl. C	3.9
Mondelez International, Inc., Cl. A	3.8
PepsiCo, Inc.	3.5
Comcast Corp., Cl. A	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Pharmaceuticals	8.8%
Technology Hardware, Storage & Peripherals	8.5
Health Care Providers & Services	5.1
Oil, Gas & Consumable Fuels	5.0
Commercial Banks	4.7
Insurance	4.4
Specialty Retail	4.2
Consumer Finance	4.1
Industrial Conglomerates	4.1
Internet Software & Services	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on the total market value of common stocks.

7        OPPENHEIMER MAIN STREET SELECT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OMSOX)	9/25/00	6.67%	13.15%	6.50%
Class B (OMOBX)	9/25/00	5.86%	12.24%	5.99%
Class C (OMSCX)	9/25/00	5.86%	12.32%	5.72%
Class R (OMSNX)	3/1/01	6.43%	12.86%	6.20%
Class Y (OMSYX)	9/25/00	6.95%	13.49%	6.88%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OMSOX)	9/25/00	0.54%	11.82%	5.87%
Class B (OMOBX)	9/25/00	0.86%	11.99%	5.99%
Class C (OMSCX)	9/25/00	4.86%	12.32%	5.72%
Class R (OMSNX)	3/1/01	6.43%	12.86%	6.20%
Class Y (OMSYX)	9/25/00	6.95%	13.49%	6.88%

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Russell 1000 Index and the S&P 500 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The S&P 500 Index is a broad-based measure of domestic stock performance. The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index, which it believes is a more appropriate measure of the Fund’s performance. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for

8        OPPENHEIMER MAIN STREET SELECT FUND

the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER MAIN STREET SELECT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015
Class A	$1,000.00	$1,071.80	$5.87
Class B	1,000.00	1,067.50	9.78
Class C	1,000.00	1,068.00	9.79
Class R	1,000.00	1,070.70	7.16
Class Y	1,000.00	1,073.30	4.58
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.14	5.72
Class B	1,000.00	1,015.37	9.54
Class C	1,000.00	1,015.37	9.54
Class R	1,000.00	1,017.90	6.98
Class Y	1,000.00	1,020.38	4.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.14%
Class B	1.90
Class C	1.90
Class R	1.39
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF INVESTMENTS July 31, 2015

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—10.7%
Auto Components—3.0%
Delphi Automotive plc	557,660	$43,542,093
Media—3.5%
Comcast Corp., Cl. A	824,080	51,430,833
Specialty Retail—4.2%
AutoZone, Inc.[1]	67,880	47,579,807
Sally Beauty Holdings, Inc.[1]	487,780	14,530,966

		62,110,773
Consumer Staples—10.2%
Beverages—3.5%
PepsiCo, Inc.	537,890	51,825,701
Food Products—3.8%
Mondelez International, Inc., Cl. A	1,227,440	55,394,367
Household Products—2.9%
Henkel AG & Co. KGaA	417,165	42,122,328
Energy—5.0%
Oil, Gas & Consumable Fuels—5.0%
Noble Energy, Inc.	922,080	32,484,879
Suncor Energy, Inc.	1,430,540	40,284,006

		72,768,885
Financials—18.6%
Commercial Banks—4.7%
Citigroup, Inc.	1,181,720	69,083,351
Consumer Finance—4.1%
Discover Financial Services	822,840	45,922,700
Navient Corp.	905,990	14,224,043

		60,146,743
Diversified Financial Services—2.2%
CME Group, Inc., Cl. A	328,250	31,525,130
Insurance—4.4%
American International Group, Inc.	1,005,850	64,495,102

	Shares	Value
Real Estate Investment Trusts (REITs)—3.2%
Simon Property Group, Inc.	245,280	$45,921,322
Health Care—15.1%
Biotechnology—1.2%
BioMarin Pharmaceutical, Inc.[1]	124,170	18,162,346
Health Care Providers & Services—5.1%
Centene Corp.[1]	427,030	29,947,614
HCA Holdings, Inc.[1]	478,160	44,473,662

		74,421,276
Pharmaceuticals—8.8%
Allergan plc[1]	195,080	64,600,742
Merck & Co., Inc.	1,088,670	64,187,983

		128,788,725
Industrials—12.1%
Commercial Services & Supplies—3.2%
Tyco International plc	1,250,620	47,511,054
Industrial Conglomerates—4.1%
General Electric Co.	2,282,110	59,563,071
Machinery—3.3%
Deere & Co.	516,160	48,813,251
Road & Rail—1.5%
CSX Corp.	691,390	21,626,679
Information Technology—18.5%
Internet Software & Services—3.9%
Google, Inc., Cl. C1	91,000	56,930,510
IT Services—3.3%
PayPal Holdings, Inc.[1]	570,890	22,093,443
Xerox Corp.	2,338,340	25,768,507

		47,861,950
Semiconductors & Semiconductor Equipment—1.8%
Skyworks Solutions, Inc.	268,110	25,650,084
Software—1.0%
Fortinet, Inc.[1]	303,330	14,480,974

12        OPPENHEIMER MAIN STREET SELECT FUND

	Shares	Value
Technology Hardware, Storage & Peripherals—8.5%
Apple, Inc.	689,442	$83,629,314
Western Digital Corp.	480,130	41,319,988

		124,949,302
Materials—2.0%
Construction Materials—2.0%
Vulcan Materials Co.	316,590	28,816,022
Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
Verizon Communications, Inc.	645,870	30,220,257

	Shares	Value
Utilities—3.1%
Multi-Utilities—3.1%
PG&E Corp.	865,050	$45,423,776

Total Common Stocks (Cost $1,189,264,961)		1,423,585,905
Investment Company—2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[2,3] (Cost $32,775,237)	32,775,237	32,775,237
Total Investments, at Value (Cost $1,222,040,198)	99.6%	1,456,361,142
Net Other Assets (Liabilities)	0.4	6,026,388

Net Assets	100.0%	$1,462,387,530

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions		Shares July 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	14,407,887	467,527,780	449,160,430		32,775,237

			Value		Income
Oppenheimer Institutional Money Market Fund, Cl. E			$32,775,237	$	25,682

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,189,264,961)	$1,423,585,905
Affiliated companies (cost $32,775,237)	32,775,237

1,456,361,142
Receivables and other assets:
Investments sold	36,314,158
Dividends	1,301,840
Shares of beneficial interest sold	280,844
Other	119,460

Total assets	1,494,377,444
Liabilities
Bank overdraft	605,715
Payables and other liabilities:
Investments purchased	28,933,014
Shares of beneficial interest redeemed	1,986,716
Distribution and service plan fees	317,852
Trustees’ compensation	93,703
Shareholder communications	11,563
Other	41,351

Total liabilities	31,989,914
Net Assets	$1,462,387,530

Composition of Net Assets
Par value of shares of beneficial interest	$73,115
Additional paid-in capital	1,117,743,790
Accumulated net investment income	1,692,020
Accumulated net realized gain on investments and foreign currency transactions	108,555,636
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	234,322,969

Net Assets	$1,462,387,530

14        OPPENHEIMER MAIN STREET SELECT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,038,270,428 and 51,161,328 shares of beneficial interest outstanding)	$20.29

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$21.53

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,422,615 and 1,936,308 shares of beneficial interest outstanding)	$18.81

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $260,199,946 and 13,693,941 shares of beneficial interest outstanding)	$19.00

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $74,476,625 and 3,755,503 shares of beneficial interest outstanding)	$19.83

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $53,017,916 and 2,567,908 shares of beneficial interest outstanding)	$20.65

See accompanying Notes to Financial Statements.

15        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $156,175)	$25,249,593
Affiliated companies	25,682

Total investment income	25,275,275
Expenses
Management fees	10,122,060
Distribution and service plan fees:
Class A	2,670,969
Class B	463,790
Class C	2,704,602
Class R	408,924
Transfer and shareholder servicing agent fees:
Class A	2,396,835
Class B	102,456
Class C	596,516
Class R	182,207
Class Y	123,725
Shareholder communications:
Class A	33,285
Class B	4,161
Class C	7,925
Class R	1,341
Class Y	859
Trustees’ compensation	50,006
Custodian fees and expenses	15,211
Borrowing fees	763
Other	91,625

Total expenses	19,977,260
Less waivers and reimbursements of expenses	(23,019)

Net expenses	19,954,241
Net Investment Income	5,321,034
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	297,098,358
Foreign currency transactions	(30,042)

Net realized gain	297,068,316
Net change in unrealized appreciation/depreciation on:
Investments	(198,502,435)
Translation of assets and liabilities denominated in foreign currencies	(5,771,323)

Net change in unrealized appreciation/depreciation	(204,273,758)
Net Increase in Net Assets Resulting from Operations	$98,115,592

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$5,321,034	$1,840,464
Net realized gain	297,068,316	245,989,153
Net change in unrealized appreciation/depreciation	(204,273,758)	(9,176,247)

Net increase in net assets resulting from operations	98,115,592	238,653,370
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,953,938)	(3,581,882)
Class B	(4,019)	—
Class C	(21,745)	—
Class R1	(80,757)	(46,892)
Class Y	(364,382)	(433,613)

	(4,424,841)	(4,062,387)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(136,041,755)	(107,637,897)
Class B	(23,368,743)	(27,200,587)
Class C	(30,578,466)	(26,211,661)
Class R1	(20,315,045)	(14,617,722)
Class Y	(11,790,684)	(33,149,646)

	(222,094,693)	(208,817,513)
Net Assets
Total increase (decrease)	(128,403,942)	25,773,470
Beginning of period	1,590,791,472	1,565,018,002

End of period (including accumulated net investment income of $1,692,020 and $811,820, respectively)	$1,462,387,530	$1,590,791,472

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2015		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]
Per Share Operating Data
Net asset value, beginning of period	$19.09		$16.47	$13.71	$12.52	$11.11
Income (loss) from investment operations:
Net investment income[2]	0.10		0.05	0.11	0.05	0.02
Net realized and unrealized gain	1.17		2.63	2.74	1.16	1.39

Total from investment operations	1.27		2.68	2.85	1.21	1.41
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)		(0.06)	(0.09)	(0.02)	0.00
Net asset value, end of period	$20.29		$19.09	$16.47	$13.71	$12.52

Total Return, at Net Asset Value[3]	6.67%		16.29%	20.93%	9.73%	12.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,038,270		$1,107,747	$1,053,568	$962,017	$988,188
Average net assets (in thousands)	$1,083,643		$1,102,039	$1,002,463	$940,509	$1,063,673
Ratios to average net assets:[4]
Net investment income	0.51%		0.28%	0.74%	0.40%	0.13%
Expenses excluding interest and fees from borrowings	1.14%		1.14%	1.19%	1.24%	1.22%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.14%		1.14%	1.19%	1.24%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%		1.14%	1.19%	1.24%	1.22%
Portfolio turnover rate	74%		49%	40%	37%	58%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.14%
Year Ended July 31, 2014	1.14%
Year Ended July 31, 2013	1.19%
Year Ended July 31, 2012	1.24%
Year Ended July 29, 2011	1.22%

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MAIN STREET SELECT FUND

Class B	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]
Per Share Operating Data
Net asset value, beginning of period	$17.77	$15.40	$12.85	$11.81	$10.56
Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.09)	(0.02)	(0.05)	(0.08)
Net realized and unrealized gain	1.09	2.46	2.57	1.09	1.33

Total from investment operations	1.04	2.37	2.55	1.04	1 .25
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00	0.00	0.00	0.00
Net asset value, end of period	$18.81	$17.77	$15.40	$12.85	$11.81

Total Return, at Net Asset Value[4]	5.86%	15.39%	19.84%	8.81%	11.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,423	$57,058	$74,439	$93,397	$120,245
Average net assets (in thousands)	$46,291	$66,878	$82,399	$103,801	$141,973
Ratios to average net assets:[5]
Net investment loss	(0.25)%	(0.54)%	(0.11)%	(0.44)%	(0.69)%
Expenses excluding interest and fees from borrowings	1.90%	1.97%	2.17%	2.23%	2.20%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.90%	1.97%	2.17%	2.23%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.96%	2.07%	2.08%	2.05%
Portfolio turnover rate	74%	49%	40%	37%	58%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.90%
Year Ended July 31, 2014	1.97%
Year Ended July 31, 2013	2.17%
Year Ended July 31, 2012	2.23%
Year Ended July 29, 2011	2.20%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2015		Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012	Year Ended July 29, 2011 [1]
Per Share Operating Data
Net asset value, beginning of period	$17.95		$15.55	$12.95		$11.90	$10.63
Income (loss) from investment operations:
Net investment loss[2]	(0.05)		(0.08)	0.00[3]		(0.04)	(0.07)
Net realized and unrealized gain	1.10		2.48	2.60		1.09	1.34

Total from investment operations	1.05		2.40	2.60		1.05	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]		0.00	0.00		0.00	0.00
Net asset value, end of period	$19.00		$17.95	$15.55		$12.95	$11.90

Total Return, at Net Asset Value[4]	5.86%		15.44%	20.08%		8.82%	11.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$260,200		$275,348	$262,506		$241,730	$266,186
Average net assets (in thousands)	$269,678		$273,813	$249,962		$241,841	$290,329
Ratios to average net assets:[5]
Net investment loss	(0.25)%		(0.47)%	0.00%	[6]	(0.34)%	(0.60)%
Expenses excluding interest and fees from borrowings	1.90%		1.88%	1.93%		1.98%	1.95%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%		0.00%	0.00%

Total expenses[7]	1.90%		1.88%	1.93%		1.98%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%		1.88%	1.93%		1.98%	1.95%
Portfolio turnover rate	74%		49%	40%		37%	58%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.90%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	1.93%
Year Ended July 31, 2012	1.98%
Year Ended July 29, 2011	1.95%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MAIN STREET SELECT FUND

Class R	Year Ended July 31, 2015		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$18.65		$16.09	$13.39	$12.25	$10.89
Income (loss) from investment operations:
Net investment income (loss)[2]	0.05		0.00[3]	0.07	0.01	(0.02)
Net realized and unrealized gain	1.15		2.57	2.68	1.13	1.38

Total from investment operations	1.20		2.57	2.75	1.14	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)		(0.01)	(0.05)	0.00	0.00
Net asset value, end of period	$19.83		$18.65	$16.09	$13.39	$12.25

Total Return, at Net Asset Value[4]	6.43%		15.97%	20.63%	9.31%	12.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,477		$89,674	$90,893	$90,631	$94,814
Average net assets (in thousands)	$82,378		$91,226	$90,872	$90,581	$101,524
Ratios to average net assets:[5]
Net investment income (loss)	0.26%		0.02%	0.47%	0.10%	(0.16)%
Expenses excluding interest and fees from borrowings	1.39%		1.40%	1.47%	1.54%	1.51%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.39%		1.40%	1.47%	1.54%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%		1.40%	1.47%	1.54%	1.50%
Portfolio turnover rate	74%		49%	40%	37%	58%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	1.39%
Year Ended July 31, 2014	1.40%
Year Ended July 31, 2013	1.47%
Year Ended July 31, 2012	1.54%
Year Ended July 29, 2011	1.51%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]
Per Share Operating Data
Net asset value, beginning of period	$19.43	$16.76	$13.95	$12.75	$11.27
Income (loss) from investment operations:
Net investment income[2]	0.15	0.10	0.16	0.09	0.06
Net realized and unrealized gain	1.19	2.67	2.79	1.17	1.42

Total from investment operations	1.34	2.77	2.95	1.26	1.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.10)	(0.14)	(0.06)	0.00
Net asset value, end of period	$20.65	$19.43	$16.76	$13.95	$12 .75

Total Return, at Net Asset Value[3]	6 .95%	16.61%	21.31%	10.00%	13.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,018	$60,964	$83,612	$64,137	$57,075
Average net assets (in thousands)	$55,960	$68,650	$74,218	$57,816	$55,754
Ratios to average net assets:[4]
Net investment income	0.75%	0.56%	1.05%	0.66%	0.45%
Expenses excluding interest and fees from borrowings	0.89%	0.87%	0.86%	0.97%	0.87%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.89%	0.87%	0.86%	0.97%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.87%	0.86%	0.97%	0.87%
Portfolio turnover rate	74%	49%	40%	37%	58%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2015	0.89%
Year Ended July 31, 2014	0.87%
Year Ended July 31, 2013	0.86%
Year Ended July 31, 2012	0.97%
Year Ended July 29, 2011	0.87%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015

1. Organization

Oppenheimer Main Street Select Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the

23        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

24        OPPENHEIMER MAIN STREET SELECT FUND

2. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,889,247	$108,555,635	$—	$234,322,969

1. During the reporting period, the Fund utilized $175,933,757 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $245,991,305 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to

25        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$12,529,721	$15,993	$12,513,728

3. $12,529,721 all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

		Year Ended July 31, 2015		Year Ended July 31, 2014
Distributions paid from:
Ordinary income	$	4,424,841	$	4,062,387

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,222,040,198

Gross unrealized appreciation	$274,391,242
Gross unrealized depreciation	(40,068,273)

Net unrealized appreciation	$234,322,969

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

26        OPPENHEIMER MAIN STREET SELECT FUND

3. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

27        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

28        OPPENHEIMER MAIN STREET SELECT FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$157,083,699	$—	$—	$157,083,699
Consumer Staples	107,220,068	42,122,328	—	149,342,396
Energy	72,768,885	—	—	72,768,885
Financials	271,171,648	—	—	271,171,648
Health Care	221,372,347	—	—	221,372,347
Industrials	177,514,055	—	—	177,514,055
Information Technology	269,872,820	—	—	269,872,820
Materials	28,816,022	—	—	28,816,022
Telecommunication Services	30,220,257	—	—	30,220,257
Utilities	45,423,776	—	—	45,423,776
Investment Company	32,775,237	—	—	32,775,237

Total Assets	$1,414,238,814	$42,122,328	$—	$1,456,361,142

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s Investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund.

The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

30        OPPENHEIMER MAIN STREET SELECT FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	3,840,867	$75,619,643	5,371,664	$95,788,504
Dividends and/or distributions reinvested	196,520	3,845,615	198,729	3,483,723
Redeemed	(10,891,832)	(215,507,013)	(11,513,224)	(206,910,124)

Net decrease	(6,854,445)	$(136,041,755)	(5,942,831)	$(107,637,897)

Class B
Sold	12,968	$237,211	40,305	$674,854
Dividends and/or distributions reinvested	216	3,978	—	—
Redeemed	(1,287,635)	(23,609,932)	(1,661,562)	(27,875,441)

Net decrease	(1,274,451)	$(23,368,743)	(1,621,257)	$(27,200,587)

Class C
Sold	948,269	$17,537,515	1,140,928	$19,314,486
Dividends and/or distributions reinvested	1,132	21,134	—	—
Redeemed	(2,595,831)	(48,137,115)	(2,682,487)	(45,526,147)

Net decrease	(1,646,430)	$(30,578,466)	(1,541,559)	$(26,211,661)

Class R1
Sold	452,229	$8,707,637	626,265	$11,026,583
Dividends and/or distributions reinvested	4,098	78,745	2,646	45,383
Redeemed	(1,507,872)	(29,101,427)	(1,470,625)	(25,689,688)

Net decrease	(1,051,545)	$(20,315,045)	(841,714)	$(14,617,722)

Class Y
Sold	1,145,727	$22,713,886	1,060,290	$19,131,758
Dividends and/or distributions reinvested	17,771	353,115	23,893	425,534
Redeemed	(1,733,468)	(34,857,685)	(2,935,601)	(52,706,938)

Net decrease	(569,970)	$(11,790,684)	(1,851,418)	$(33,149,646)

1. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,116,943,526	$1,359,548,388

31        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not

32        OPPENHEIMER MAIN STREET SELECT FUND

7. Fees and Other Transactions with Affiliates (Continued)

materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2015	$243,352	$32	$33,160	$7,944	$577

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred

33        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $23,019 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$	7,216

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

34        OPPENHEIMER MAIN STREET SELECT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Main Street Select Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Select Fund, including the statement of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Select Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2015

35        OPPENHEIMER MAIN STREET SELECT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $24,212,215 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $5,399 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

36        OPPENHEIMER MAIN STREET SELECT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37        OPPENHEIMER MAIN STREET SELECT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2000) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2000) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002- December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004- December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund);

38        OPPENHEIMER MAIN STREET SELECT FUND

Beverly L. Hamilton, Continued	Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004); Chairman of the Board (1991-1994) and Trustee (1985- 1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of

39        OPPENHEIMER MAIN STREET SELECT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

40        OPPENHEIMER MAIN STREET SELECT FUND

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Krantz, Ram, Gabinet, Mss. Budzinski, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Magnus Krantz, Vice President (since 2014) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2014) Year of Birth: 1972	Vice President of the Sub-Adviser (since May 2009); Senior Portfolio Manager of the Sub-Adviser (since January 2011) and Portfolio Manager of the Sub- Adviser (May 2009-December 2010). Sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Financial analyst (2003-2005), and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; bank analyst at

41        OPPENHEIMER MAIN STREET SELECT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Benjamin Ram, Continued	Legg Mason Securities (2000-2003) and a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joy Budzinski, Vice President (since 2014) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan

42        OPPENHEIMER MAIN STREET SELECT FUND

Mary Ann Picciotto, Continued	Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2000) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

43        OPPENHEIMER MAIN STREET SELECT FUND

OPPENHEIMER MAIN STREET SELECT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

44        OPPENHEIMER MAIN STREET SELECT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

45        OPPENHEIMER MAIN STREET SELECT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46        OPPENHEIMER MAIN STREET SELECT FUND

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47        OPPENHEIMER MAIN STREET SELECT FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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oppenheimerfunds.com

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0731.001.0715 September 23, 2015

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $23,700 in fiscal 2015 and $24,500 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $897,697 in fiscal 2015 and $727,131 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $202,044 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,457,253 in fiscal 2015 and $929,175 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Select Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 9/9/2015